                CSFB                                 CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   3/1/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 100.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	869
Total Outstanding Loan Balance	$218,410,080*	Min	Max
Average Loan Current Balance	$251,335	$44,187	$850,000
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	6.61%	4.95%	9.70%
Arm Weighted Average Coupon	6.61%
Fixed Weighted Average Coupon	6.64%
Weighted Average Margin	6.02%	3.51%	8.85%
Weighted Average FICO (Non-Zero)	653
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.0%
% Fixed	01.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$235,750,010]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.00	4	1,457,500	0.7	4.98	83.6	719
5.01 - 5.50	36	12,344,659	5.7	5.31	79.1	663
5.51 - 6.00	147	40,999,393	18.8	5.82	80.1	658
6.01 - 6.50	198	50,176,073	23.0	6.32	80.7	657
6.51 - 7.00	228	56,937,341	26.1	6.79	81.5	651
7.01 - 7.50	137	30,685,062	14.0	7.28	83.2	649
7.51 - 8.00	82	18,887,730	8.6	7.76	81.3	640
8.01 - 8.50	23	4,723,016	2.2	8.25	84.9	632
8.51 - 9.00	12	1,920,207	0.9	8.71	85.7	625
9.01 - 9.50	1	87,100	0.0	9.10	80.0	657
9.51 - 9.70	1	192,000	0.1	9.70	80.0	560
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
530 - 550	1	88,338	0.0	7.80	87.5	530
551 - 575	8	1,420,074	0.7	8.06	81.5	562
576 - 600	93	21,754,966	10.0	6.86	82.4	590
601 - 625	169	40,202,235	18.4	6.65	81.8	614
626 - 650	200	50,262,940	23.0	6.66	80.8	638
651 - 675	175	45,751,728	20.9	6.57	80.3	662
676 - 700	115	30,542,250	14.0	6.61	80.8	689
701 - 725	42	11,654,570	5.3	6.24	81.5	713
726 - 750	38	9,874,077	4.5	6.29	83.1	735
751 - 775	22	5,025,423	2.3	6.22	80.1	764
776 - 800	4	1,509,200	0.7	6.61	88.6	778
801 - 814	2	324,280	0.1	6.23	80.0	809
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
44,187 - 50,000	1	44,187	0.0	8.65	80.0	693
50,001 - 100,000	45	3,950,109	1.8	7.22	80.5	636
100,001 - 150,000	152	18,985,939	8.7	6.84	81.2	643
150,001 - 200,000	177	31,153,183	14.3	6.74	81.6	649
200,001 - 250,000	125	28,120,803	12.9	6.66	81.7	651
250,001 - 300,000	108	29,708,226	13.6	6.55	81.5	663
300,001 - 350,000	88	28,340,548	13.0	6.65	81.3	646
350,001 - 400,000	61	23,101,442	10.6	6.57	81.9	654
400,001 - 450,000	48	20,493,270	9.4	6.37	81.0	664
450,001 - 500,000	34	16,333,247	7.5	6.44	81.3	654
500,001 - 550,000	15	7,918,221	3.6	6.38	78.5	666
550,001 - 600,000	4	2,308,900	1.1	7.03	81.3	628
600,001 - 750,000	8	5,452,005	2.5	6.05	80.6	673
750,001 - 800,000	1	800,000	0.4	7.20	80.0	629
800,001 - 850,000	2	1,700,000	0.8	6.95	71.3	611
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
31.430 - 50.000	4	517,500	0.2	6.83	42.5	639
50.001 - 55.000	2	718,400	0.3	6.88	52.6	634
55.001 - 60.000	4	809,379	0.4	5.97	57.6	594
60.001 - 65.000	8	2,255,500	1.0	6.49	63.4	635
65.001 - 70.000	17	5,258,275	2.4	6.76	67.5	636
70.001 - 75.000	27	9,116,260	4.2	6.28	73.8	651
75.001 - 80.000	603	147,828,601	67.7	6.55	79.9	659
80.001 - 85.000	50	13,629,971	6.2	6.47	84.2	632
85.001 - 90.000	105	25,696,793	11.8	6.83	89.6	641
90.001 - 95.000	33	8,420,777	3.9	7.22	94.5	637
95.001 - 100.000	16	4,158,624	1.9	7.13	99.7	675
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	93	22,665,426	10.4	6.97	80.1	650
0.50	1	264,000	0.1	6.55	80.0	657
1.00	60	18,006,698	8.2	6.82	82.9	666
1.75	50	15,682,160	7.2	6.48	81.2	661
2.00	571	139,223,781	63.7	6.58	81.4	650
3.00	88	20,654,123	9.5	6.43	80.0	657
5.00	6	1,913,893	0.9	5.68	80.2	664
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	556	134,525,133	61.6	6.39	81.9	642
Reduced	180	46,026,002	21.1	6.99	80.1	670
No Income/ No Asset	12	2,441,936	1.1	6.64	84.9	640
Stated Income / Stated Assets	121	35,417,009	16.2	6.97	79.9	672
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	853	215,171,057	98.5	6.60	81.2	653
Second Home	1	280,000	0.1	6.53	80.0	645
Investor	15	2,959,024	1.4	7.59	85.1	642
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	330	109,156,422	50.0	6.43	80.2	658
Florida	76	15,574,958	7.1	6.87	82.1	657
Nevada	59	13,204,030	6.0	6.96	80.8	642
Washington	46	8,781,391	4.0	6.61	80.8	657
Oregon	42	8,724,062	4.0	6.59	80.6	651
Arizona	50	8,388,052	3.8	6.92	82.3	637
Colorado	39	7,463,570	3.4	6.69	81.8	639
New York	17	5,471,569	2.5	6.74	83.5	657
Georgia	26	4,897,611	2.2	6.99	84.9	619
Maryland	16	4,154,670	1.9	6.80	84.3	647
Texas	18	3,144,498	1.4	7.26	82.9	644
Virginia	14	2,976,783	1.4	6.89	82.9	638
Minnesota	12	2,527,637	1.2	6.53	80.0	685
Ohio	16	2,488,226	1.1	6.77	88.7	636
Massachusetts	8	2,335,715	1.1	6.72	82.4	666
Other	100	19,120,889	8.8	6.69	83.1	648
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	548	134,053,032	61.4	6.61	81.0	661
Refinance - Rate Term	28	6,089,521	2.8	6.56	82.8	639
Refinance - Cashout	293	78,267,528	35.8	6.62	81.5	639
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	786	199,228,342	91.2	6.62	81.4	652
Arm 3/27	55	12,260,617	5.6	6.53	80.4	641
Arm 5/25	20	4,746,671	2.2	6.33	80.8	684
Fixed Rate	8	2,174,450	1.0	6.64	76.5	692
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	676	168,013,438	76.9	6.57	81.4	651
PUD	108	29,435,035	13.5	6.72	80.7	657
Condo	58	13,134,695	6.0	6.64	81.1	661
2 Family	17	4,291,412	2.0	6.72	81.2	669
3-4 Family	10	3,535,500	1.6	7.48	79.1	685
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.51 - 4.00	12	3,523,413	1.6	5.52	80.9	682
4.01 - 4.50	50	13,412,724	6.2	5.77	79.5	674
4.51 - 5.00	90	21,399,470	9.9	6.27	81.0	669
5.01 - 5.50	117	27,409,587	12.7	6.53	80.0	654
5.51 - 6.00	167	44,379,135	20.5	6.56	82.0	656
6.01 - 6.50	134	32,306,142	14.9	6.58	81.4	649
6.51 - 7.00	223	57,600,721	26.6	6.75	82.1	641
7.01 - 7.50	39	9,477,938	4.4	7.73	79.7	646
7.51 - 8.00	21	5,043,600	2.3	7.89	80.5	644
8.01 - 8.50	5	1,004,800	0.5	8.16	80.0	638
8.51 - 8.85	3	678,100	0.3	8.95	88.8	610
Total:	861	216,235,630	100.0	6.61	81.3	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	2	671,868	0.3	6.28	80.0	700
19 - 21	289	75,653,625	35.0	6.46	82.2	649
22 - 24	495	122,902,848	56.8	6.73	80.8	654
28 - 30	1	320,700	0.1	7.00	80.0	609
31 - 33	25	6,250,327	2.9	6.32	79.2	640
34 - 36	29	5,689,590	2.6	6.73	81.7	644
37 - 58	20	4,746,671	2.2	6.33	80.8	684
Total:	861	216,235,630	100.0	6.61	81.3	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.35 - 11.50	1	440,000	0.2	5.35	80.0	591
11.51 - 12.00	22	6,611,000	3.1	5.70	80.0	668
12.01 - 12.50	88	24,080,797	11.1	5.80	79.1	660
12.51 - 13.00	203	55,482,501	25.7	6.15	80.2	658
13.01 - 13.50	177	45,120,979	20.9	6.52	81.6	653
13.51 - 14.00	186	45,526,702	21.1	6.98	81.7	647
14.01 - 14.50	111	24,194,427	11.2	7.38	82.9	650
14.51 - 15.00	53	11,173,311	5.2	7.82	83.6	634
15.01 - 15.50	13	2,495,257	1.2	8.31	89.1	633
15.51 - 15.95	7	1,110,657	0.5	8.90	85.7	613
Total:	861	216,235,630	100.0	6.61	81.3	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.50	40	13,802,159	6.4	5.27	79.5	669
5.51 - 6.00	148	41,423,393	19.2	5.84	80.1	659
6.01 - 6.50	193	48,491,623	22.4	6.33	80.7	656
6.51 - 7.00	227	56,568,941	26.2	6.80	81.5	650
7.01 - 7.50	137	30,685,062	14.2	7.28	83.2	649
7.51 - 8.00	80	18,452,130	8.5	7.76	81.4	640
8.01 - 8.50	23	4,723,016	2.2	8.25	84.9	632
8.51 - 9.00	11	1,810,207	0.8	8.69	89.0	626
9.01 - 9.50	1	87,100	0.0	9.10	80.0	657
9.51 - 9.70	1	192,000	0.1	9.70	80.0	560
Total:	861	216,235,630	100.0	6.61	81.3	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	88	23,121,645	10.7	6.54	80.2	667
2.00	105	26,626,478	12.3	6.58	81.4	658
3.00	668	166,487,508	77.0	6.63	81.4	650
Total:	861	216,235,630	100.0	6.61	81.3	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	362	88,724,918	41.0	6.82	80.9	660
1.50	436	109,014,951	50.4	6.48	81.6	647
2.00	63	18,495,761	8.6	6.40	81.2	649
Total:	861	216,235,630	100.0	6.61	81.3	653

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	388	102,650,487	47.0	6.48	82.0	653
36	31	7,180,017	3.3	6.39	79.6	638
60	450	108,579,576	49.7	6.76	80.6	654
Total:	869	218,410,080	100.0	6.61	81.2	653

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Interest Only Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 100.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	684
Total Outstanding Loan Balance	$141,932,648*	Min	Max
Average Loan Current Balance	$207,504	$44,187	$500,000
Weighted Average Original LTV	81.5%**
Weighted Average Coupon	6.70%	4.99%	9.70%
Arm Weighted Average Coupon	6.70%
Fixed Weighted Average Coupon	6.64%
Weighted Average Margin	6.02%	3.51%	8.85%
Weighted Average FICO (Non-Zero)	652
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.2%
% Fixed	00.8%
% of Loans with Mortgage Insurance	0.2%

*

Total collateral will be approximately [$142,071,792]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	2	500,000	0.4	4.99	80.0	708
5.01 - 5.50	19	4,590,993	3.2	5.34	77.4	656
5.51 - 6.00	108	23,869,797	16.8	5.80	79.9	665
6.01 - 6.50	156	32,963,356	23.2	6.32	81.4	651
6.51 - 7.00	180	37,309,527	26.3	6.78	81.5	651
7.01 - 7.50	118	22,620,670	15.9	7.27	83.2	653
7.51 - 8.00	68	14,293,442	10.1	7.77	81.7	641
8.01 - 8.50	22	4,480,157	3.2	8.25	84.6	636
8.51 - 9.00	9	1,025,607	0.7	8.69	90.0	625
9.01 - 9.50	1	87,100	0.1	9.10	80.0	657
9.51 - 9.70	1	192,000	0.1	9.70	80.0	560
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
530 - 550	1	88,338	0.1	7.80	87.5	530
551 - 575	7	1,177,214	0.8	8.04	79.8	563
576 - 600	70	13,359,562	9.4	6.88	82.6	590
601 - 625	139	28,927,431	20.4	6.78	82.1	613
626 - 650	156	31,567,612	22.2	6.68	81.7	638
651 - 675	135	28,216,165	19.9	6.66	80.5	663
676 - 700	94	21,669,315	15.3	6.72	81.0	689
701 - 725	30	6,488,124	4.6	6.43	80.7	713
726 - 750	29	6,075,984	4.3	6.32	83.1	736
751 - 775	19	3,599,423	2.5	6.42	81.3	763
776 - 800	2	439,200	0.3	6.38	80.0	776
801 - 814	2	324,280	0.2	6.23	80.0	809
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
44,187 - 50,000	1	44,187	0.0	8.65	80.0	693
50,001 - 100,000	42	3,662,371	2.6	7.23	80.5	637
100,001 - 150,000	143	17,943,860	12.6	6.82	81.4	645
150,001 - 200,000	168	29,623,740	20.9	6.75	81.6	649
200,001 - 250,000	120	26,980,601	19.0	6.65	81.6	654
250,001 - 300,000	106	29,174,494	20.6	6.55	81.5	663
300,001 - 350,000	88	28,340,548	20.0	6.65	81.3	646
350,001 - 400,000	12	4,315,347	3.0	6.61	84.7	654
400,001 - 450,000	2	847,500	0.6	7.06	85.0	693
450,001 - 500,000	2	1,000,000	0.7	8.04	72.7	697
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
42.680 - 50.000	3	407,500	0.3	6.27	45.5	647
50.001 - 55.000	1	218,400	0.2	7.99	52.0	557
55.001 - 60.000	4	809,379	0.6	5.97	57.6	594
60.001 - 65.000	6	1,315,500	0.9	6.75	62.6	643
65.001 - 70.000	13	2,987,975	2.1	6.77	67.7	638
70.001 - 75.000	15	3,713,356	2.6	6.46	73.6	621
75.001 - 80.000	480	97,461,513	68.7	6.62	79.9	660
80.001 - 85.000	38	7,998,982	5.6	6.60	84.4	636
85.001 - 90.000	84	18,609,951	13.1	6.93	89.6	637
90.001 - 95.000	28	6,107,967	4.3	7.21	94.5	633
95.001 - 100.000	12	2,302,124	1.6	7.56	99.4	646
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	56	11,582,479	8.2	6.94	82.0	661
0.50	1	264,000	0.2	6.55	80.0	657
1.00	45	10,848,177	7.6	6.89	81.7	658
1.75	40	10,812,240	7.6	6.43	81.1	655
2.00	469	94,929,750	66.9	6.69	81.7	650
3.00	73	13,496,003	9.5	6.61	80.2	652
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	445	90,369,625	63.7	6.47	82.2	643
Reduced	144	29,748,328	21.0	7.11	80.3	669
No Income/ No Asset	12	2,441,936	1.7	6.64	84.9	640
Stated Income / Stated Assets	83	19,372,758	13.6	7.11	79.7	670
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	670	139,123,144	98.0	6.68	81.5	652
Second Home	1	280,000	0.2	6.53	80.0	645
Investor	13	2,529,504	1.8	7.68	84.9	642
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	211	54,768,497	38.6	6.50	79.6	658
Florida	71	13,146,558	9.3	6.90	83.1	656
Nevada	55	11,459,554	8.1	6.95	81.2	641
Arizona	50	8,388,052	5.9	6.92	82.3	637
Washington	45	8,363,791	5.9	6.61	80.9	658
Colorado	38	7,059,570	5.0	6.63	81.9	638
Oregon	37	6,347,062	4.5	6.68	82.3	650
New York	12	3,521,669	2.5	6.91	85.2	655
Maryland	13	2,849,593	2.0	6.87	86.3	647
Texas	17	2,758,898	1.9	7.04	83.3	645
Massachusetts	8	2,335,715	1.6	6.72	82.4	666
Virginia	12	2,108,283	1.5	6.98	86.1	637
Ohio	15	2,023,226	1.4	6.95	86.1	627
Minnesota	11	1,999,137	1.4	6.63	80.4	672
New Jersey	7	1,618,750	1.1	6.70	86.9	645
Other	82	13,184,295	9.3	6.81	83.3	653
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	443	91,259,454	64.3	6.71	81.2	662
Refinance - Rate Term	23	4,311,421	3.0	6.71	80.9	631
Refinance - Cashout	218	46,361,773	32.7	6.68	82.3	634
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	616	128,870,755	90.8	6.70	81.7	652
Arm 3/27	49	9,545,947	6.7	6.64	80.7	639
Arm 5/25	14	2,435,678	1.7	6.76	78.5	663
Fixed Rate	5	1,080,267	0.8	6.64	80.3	700
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	520	105,033,794	74.0	6.66	81.7	648
PUD	86	18,848,008	13.3	6.79	81.0	659
Condo	53	10,813,434	7.6	6.62	81.9	667
2 Family	15	3,701,912	2.6	6.65	80.9	663
3-4 Family	10	3,535,500	2.5	7.48	79.1	685
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.51 - 4.00	8	1,476,044	1.0	5.91	81.4	655
4.01 - 4.50	37	8,151,767	5.8	5.79	79.2	676
4.51 - 5.00	76	15,732,646	11.2	6.34	81.4	659
5.01 - 5.50	95	17,986,943	12.8	6.64	80.9	654
5.51 - 6.00	130	28,778,623	20.4	6.57	82.1	654
6.01 - 6.50	108	22,065,088	15.7	6.72	81.5	650
6.51 - 7.00	169	35,492,691	25.2	6.84	82.5	643
7.01 - 7.50	32	6,765,079	4.8	7.72	79.2	650
7.51 - 8.00	18	3,523,600	2.5	8.04	80.8	638
8.01 - 8.50	4	600,800	0.4	8.43	80.0	623
8.51 - 8.85	2	279,100	0.2	9.51	80.0	590
Total:	679	140,852,381	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	1	232,000	0.2	6.99	80.0	774
19 - 21	212	44,180,867	31.4	6.57	82.4	649
22 - 24	403	84,457,888	60.0	6.77	81.3	654
28 - 30	1	320,700	0.2	7.00	80.0	609
31 - 33	20	3,991,577	2.8	6.50	79.2	634
34 - 36	28	5,233,670	3.7	6.73	81.8	644
37 - 58	14	2,435,678	1.7	6.76	78.5	663
Total:	679	140,852,381	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.60 - 12.00	15	3,167,500	2.2	5.72	80.7	660
12.01 - 12.50	64	13,365,432	9.5	5.96	78.9	650
12.51 - 13.00	150	33,420,584	23.7	6.15	80.0	663
13.01 - 13.50	140	30,131,694	21.4	6.53	82.5	649
13.51 - 14.00	152	31,305,308	22.2	6.98	81.5	649
14.01 - 14.50	96	18,049,626	12.8	7.39	82.3	654
14.51 - 15.00	43	8,191,923	5.8	7.81	84.2	634
15.01 - 15.50	13	2,495,257	1.8	8.31	89.1	633
15.51 - 15.95	6	725,057	0.5	8.92	88.8	602
Total:	679	140,852,381	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.50	21	5,090,993	3.6	5.31	77.7	661
5.51 - 6.00	108	23,869,797	16.9	5.80	79.9	665
6.01 - 6.50	153	32,263,088	22.9	6.32	81.4	649
6.51 - 7.00	180	37,365,127	26.5	6.78	81.5	651
7.01 - 7.50	118	22,620,670	16.1	7.27	83.2	653
7.51 - 8.00	66	13,857,842	9.8	7.77	81.7	641
8.01 - 8.50	22	4,480,157	3.2	8.25	84.6	636
8.51 - 9.00	9	1,025,607	0.7	8.69	90.0	625
9.01 - 9.50	1	87,100	0.1	9.10	80.0	657
9.51 - 9.70	1	192,000	0.1	9.70	80.0	560
Total:	679	140,852,381	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	66	14,097,587	10.0	6.66	80.9	668
2.00	88	18,989,349	13.5	6.61	81.6	654
3.00	525	107,765,444	76.5	6.72	81.6	649
Total:	679	140,852,381	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	294	59,791,992	42.5	6.89	80.9	658
1.50	340	70,511,625	50.1	6.57	82.1	645
2.00	45	10,548,763	7.5	6.48	81.1	658
Total:	679	140,852,381	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	296	62,914,501	44.3	6.52	82.0	655
36	26	5,145,347	3.6	6.54	80.0	633
60	362	73,872,800	52.0	6.86	81.2	651
Total:	684	141,932,648	100.0	6.70	81.5	652

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Interest Only Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 100.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	185
Total Outstanding Loan Balance	$76,477,432*	Min	Max
Average Loan Current Balance	$413,392	$90,000	$850,000
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	6.45%	4.95%	8.90%
Arm Weighted Average Coupon	6.45%
Fixed Weighted Average Coupon	6.64%
Weighted Average Margin	6.03%	3.75%	8.55%
Weighted Average FICO (Non-Zero)	654
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.6%
% Fixed	01.4%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$76,580,093]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.00	2	957,500	1.3	4.97	85.4	725
5.01 - 5.50	17	7,753,666	10.1	5.29	80.0	667
5.51 - 6.00	39	17,129,597	22.4	5.86	80.3	650
6.01 - 6.50	42	17,212,717	22.5	6.33	79.2	669
6.51 - 7.00	48	19,627,814	25.7	6.83	81.4	651
7.01 - 7.50	19	8,064,392	10.5	7.31	83.3	638
7.51 - 8.00	14	4,594,288	6.0	7.74	80.4	635
8.01 - 8.50	1	242,859	0.3	8.15	90.0	556
8.51 - 8.90	3	894,600	1.2	8.72	80.7	626
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
556 - 575	1	242,859	0.3	8.15	90.0	556
576 - 600	23	8,395,403	11.0	6.83	82.1	591
601 - 625	30	11,274,804	14.7	6.30	81.1	614
626 - 650	44	18,695,328	24.4	6.63	79.3	638
651 - 675	40	17,535,564	22.9	6.42	79.8	661
676 - 700	21	8,872,935	11.6	6.34	80.4	688
701 - 725	12	5,166,446	6.8	6.00	82.5	714
726 - 750	9	3,798,093	5.0	6.26	83.3	733
751 - 775	3	1,426,000	1.9	5.73	77.1	765
776 - 778	2	1,070,000	1.4	6.70	92.2	778
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
90,000 - 100,000	3	287,738	0.4	7.04	81.1	631
100,001 - 150,000	9	1,042,078	1.4	7.27	78.0	603
150,001 - 200,000	9	1,529,443	2.0	6.61	81.2	646
200,001 - 250,000	5	1,140,202	1.5	7.01	84.0	596
250,001 - 300,000	2	533,732	0.7	6.49	82.5	643
350,001 - 400,000	49	18,786,095	24.6	6.56	81.3	654
400,001 - 450,000	46	19,645,771	25.7	6.34	80.8	662
450,001 - 500,000	32	15,333,247	20.0	6.33	81.9	652
500,001 - 550,000	15	7,918,221	10.4	6.38	78.5	666
550,001 - 600,000	4	2,308,900	3.0	7.03	81.3	628
600,001 - 750,000	8	5,452,005	7.1	6.05	80.6	673
750,001 - 800,000	1	800,000	1.0	7.20	80.0	629
800,001 - 850,000	2	1,700,000	2.2	6.95	71.3	611
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
31.43 - 50.000	1	110,000	0.1	8.90	31.4	609
50.001 - 55.000	1	500,000	0.7	6.39	52.9	667
60.001 - 65.000	2	940,000	1.2	6.13	64.6	623
65.001 - 70.000	4	2,270,300	3.0	6.74	67.3	634
70.001 - 75.000	12	5,402,904	7.1	6.16	74.0	672
75.001 - 80.000	123	50,367,088	65.9	6.43	79.8	656
80.001 - 85.000	12	5,630,989	7.4	6.28	83.9	628
85.001 - 90.000	21	7,086,842	9.3	6.59	89.5	650
90.001 - 95.000	5	2,312,810	3.0	7.27	94.4	647
95.001 - 100.000	4	1,856,500	2.4	6.60	100.0	711
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	37	11,082,947	14.5	6.99	78.0	638
1.00	15	7,158,521	9.4	6.70	84.6	678
1.75	10	4,869,920	6.4	6.58	81.4	674
2.00	102	44,294,031	57.9	6.36	80.9	650
3.00	15	7,158,120	9.4	6.08	79.7	667
5.00	6	1,913,893	2.5	5.68	80.2	664
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	111	44,155,508	57.7	6.21	81.3	641
Reduced	36	16,277,674	21.3	6.77	79.7	670
Stated Income / Stated Assets	38	16,044,251	21.0	6.80	80.1	675
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	183	76,047,912	99.4	6.45	80.7	654
Investor	2	429,520	0.6	7.03	86.8	642
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	119	54,387,925	71.1	6.36	80.8	658
Georgia	26	4,897,611	6.4	6.99	84.9	619
Florida	5	2,428,400	3.2	6.69	76.8	666
Oregon	5	2,377,000	3.1	6.34	76.3	653
New York	5	1,949,900	2.5	6.43	80.4	660
Nevada	4	1,744,476	2.3	7.02	77.8	647
Maryland	3	1,305,077	1.7	6.65	80.0	647
Hawaii	2	940,611	1.2	5.70	80.0	627
Virginia	2	868,500	1.1	6.68	75.3	641
Illinois	2	756,240	1.0	6.69	80.0	653
Minnesota	1	528,500	0.7	6.15	78.4	733
New Jersey	1	480,000	0.6	7.30	80.0	576
Ohio	1	465,000	0.6	5.99	100.0	674
Oklahoma	1	440,000	0.6	5.10	80.0	632
Washington	1	417,600	0.5	6.55	80.0	636
Other	7	2,490,593	3.3	7.07	82.1	646
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	105	42,793,578	56.0	6.40	80.7	660
Refinance - Rate Term	5	1,778,100	2.3	6.20	87.4	660
Refinance - Cashout	75	31,905,755	41.7	6.53	80.4	647
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	170	70,357,587	92.0	6.48	80.8	652
Arm 3/27	6	2,714,670	3.5	6.13	79.3	648
Arm 5/25	6	2,310,993	3.0	5.87	83.2	707
Fixed Rate	3	1,094,183	1.4	6.64	72.7	683
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	156	62,979,644	82.4	6.41	80.9	655
PUD	22	10,587,027	13.8	6.59	80.3	653
Condo	5	2,321,261	3.0	6.71	77.2	634
2 Family	2	589,500	0.8	7.19	83.1	711
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.75 - 4.00	4	2,047,368	2.7	5.24	80.5	701
4.01 - 4.50	13	5,260,958	7.0	5.74	79.9	671
4.51 - 5.00	14	5,666,825	7.5	6.06	79.6	695
5.01 - 5.50	22	9,422,644	12.5	6.33	78.3	654
5.51 - 6.00	37	15,600,512	20.7	6.53	81.8	658
6.01 - 6.50	26	10,241,054	13.6	6.30	81.1	649
6.51 - 7.00	54	22,108,030	29.3	6.60	81.5	637
7.01 - 7.50	7	2,712,859	3.6	7.74	80.9	636
7.51 - 8.00	3	1,520,000	2.0	7.54	80.0	656
8.01 - 8.50	1	404,000	0.5	7.75	80.0	661
8.51 - 8.55	1	399,000	0.5	8.55	95.0	624
Total:	182	75,383,249	100.0	6.45	80.8	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	1	439,868	0.6	5.90	80.0	661
19 - 21	77	31,472,758	41.8	6.30	81.9	650
22 - 24	92	38,444,960	51.0	6.64	79.9	655
31 - 33	5	2,258,750	3.0	6.01	79.2	650
34 - 36	1	455,920	0.6	6.74	80.0	637
37 - 58	6	2,310,993	3.1	5.87	83.2	707
Total:	182	75,383,249	100.0	6.45	80.8	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.35 - 11.50	1	440,000	0.6	5.35	80.0	591
11.51 - 12.00	7	3,443,500	4.6	5.69	79.3	675
12.01 - 12.50	24	10,715,366	14.2	5.60	79.4	671
12.51 - 13.00	53	22,061,917	29.3	6.16	80.6	652
13.01 - 13.50	37	14,989,284	19.9	6.49	79.8	662
13.51 - 14.00	34	14,221,394	18.9	6.99	81.9	645
14.01 - 14.50	15	6,144,802	8.2	7.33	84.7	638
14.51 - 15.00	10	2,981,388	4.0	7.84	82.0	636
15.51 - 15.85	1	385,600	0.5	8.85	80.0	634
Total:	182	75,383,249	100.0	6.45	80.8	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.50	19	8,711,166	11.6	5.25	80.6	673
5.51 - 6.00	40	17,553,597	23.3	5.89	80.3	652
6.01 - 6.50	40	16,228,534	21.5	6.33	79.3	668
6.51 - 7.00	47	19,203,814	25.5	6.82	81.4	649
7.01 - 7.50	19	8,064,392	10.7	7.31	83.3	638
7.51 - 8.00	14	4,594,288	6.1	7.74	80.4	635
8.01 - 8.50	1	242,859	0.3	8.15	90.0	556
8.51 - 8.85	2	784,600	1.0	8.70	87.6	629
Total:	182	75,383,249	100.0	6.45	80.8	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	22	9,024,058	12.0	6.35	79.2	665
2.00	17	7,637,128	10.1	6.51	80.8	668
3.00	143	58,722,063	77.9	6.46	81.1	651
Total:	182	75,383,249	100.0	6.45	80.8	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	68	28,932,926	38.4	6.67	80.8	662
1.50	96	38,503,325	51.1	6.31	80.7	651
2.00	18	7,946,998	10.5	6.30	81.4	637
Total:	182	75,383,249	100.0	6.45	80.8	654

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	92	39,735,986	52.0	6.41	82.0	650
36	5	2,034,670	2.7	6.00	78.8	652
60	88	34,706,776	45.4	6.53	79.4	660
Total:	185	76,477,432	100.0	6.45	80.7	654

    *     Note, for second liens, CLTV is employed in this calculation.